                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
                               POWER OF ATTORNEY

The undersigned officers and directors of GE Capital Life Assurance Company of New York, a New York Corporation (the "Company"), hereby nominate and appoint Thomas E. Duffy, J. Kevin Helmintoller, Paul A. Haley, John E. Karaffa, Geoffrey S. Stiff, Michael D. Pappas, and Heather C. Harker (with full power to each of them to act alone) as his/her true and lawful attorney in fact and agent, for him/her and in his/her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 and N-6 under the Securities Act of 1933 and the Investment Company Act of 1940 and on Form S-1 under the Securities Act of 1933 (including any and all pre and post effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments, applications, exemptions and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Power of Attorney shall supercede all previous powers given by the directors and officers of the Company for the purposes described herein and shall continue in full force and effect until this Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, the undersigned in their capacity as directors and as the respective President, Chief Financial Officer, and Controller of GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK have caused this power of attorney to be executed in their respective name for the specific purpose described above as of November 1, 2004.


                                              GE CAPITAL LIFE ASSURANCE COMPANY
                                              OF NEW YORK

                                              By:     /S/  DAVID J. SLOANE
                                                  ------------------------------
                                                         David J. Sloane
                                                  President and Chief Executive
                                                             Officer


                                              By:  /S/  J. KEVIN HELMINTOLLER
                                                  ------------------------------
                                                      J. Kevin Helmintoller
                                                    Senior Vice President and
                                                     Chief Financial Officer


                                              By:     /S/  JOHN E. KARAFFA
                                                  ------------------------------
                                                         John E. Karaffa
                                                  Vice President and Controller


Attest:   /S/  THOMAS E. DUFFY
        --------------------------
             Thomas E. Duffy
         Senior Vice President,
           General Counsel and
                Secretary
       (Signatures Continued on Next Page)

                        /S/  MARSHAL S. BELKIN Director
                        ----------------------
                        Marshal S. Belkin

                        /s/  RICHARD I. BYER   Director
                        ----------------------
                        Richard I. Byer

                        /s/  BERNARD M. EIBER  Director
                        ----------------------
                        Bernard M. Eiber

                        /s/  KELLY L. GROH     Director
                        ----------------------
                        Kelly L. Groh

                        /s/  PAUL A. HALEY     Director
                        ----------------------
                        Paul A. Haley

                        /s/  JERRY S. HANDLER  Director
                        ----------------------
                        Jerry S. Handler

                        /s/  GERALD A. KAUFMAN Director
                        ----------------------
                        Gerald A. Kaufman

                        /s/  LEON E. RODAY     Director
                        ----------------------
                        Leon E. Roday

                        /s/  PAMELA S. SCHUTZ  Director
                        ----------------------
                        Pamela S. Schutz

                        /s/  ISIDORE SAPIR     Director
                        ----------------------
                        Isidore Sapir

                        /s/  DAVID S. SLOANE   Director
                        ----------------------
                        David S. Sloane

                        /s/  GEOFFREY S. STIFF Director
                        ----------------------
                        Geoffrey S. Stiff

                        /s/  THOMAS M. STINSON Director
                        ----------------------
                        Thomas M. Stinson